                                                                    EXHIBIT 10.1

                          Supplemental Agreement No. 30

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of October 6, 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to exercise four (4) August 2004 Block U Option Aircraft (as Block T Aircraft) and;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

***PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

P.A. No. 1810           SA-30-1
K/SWA

3. Buyer and Boeing agree to document the four exercised option aircraft in a subsequent Supplemental Agreement. Consequently, Table 2 will be revised in the subsequent Supplemental Agreement to reflect the exercise of four option aircraft.

    NOTE - Buyer now has twenty-nine (29) `banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, and 30 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-JMG-747 entitled "***," is attached hereto and is hereby incorporated into the Agreement by this reference.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred sixty-five (265) Model 737-7H4 Aircraft, fifty-eight (58) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in October 2003 are:

    $***   for the August 2004 aircraft

Buyer will pay the $*** directly to Boeing upon execution of this agreement.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                          SOUTHWEST AIRLINES CO.

By: /s/ John A. McGarvey                           By: /s/ Laura Wright
    ---------------------                             ------------------

Its:    Attorney-In-Fact                           Its: VP-Finance &
                                                        Treasurer

P.A. No. 1810           SA-30-2
K/SWA

                                TABLE OF CONTENTS

                                                                                       Page           SA
ARTICLES                                                                              Number        Number
--------                                                                              ------        ------
1.           Subject Matter of Sale................................................     1-1         SA-13

2.           Delivery, Title and Risk of Loss......................................     2-1         SA-28

3.           Price of Aircraft.....................................................     3-1         SA-28

4.           Taxes.................................................................     4-1

5.           Payment...............................................................     5-1

6.           Excusable Delay.......................................................     6-1

7.           Changes to the Detail Specification...................................     7-1          SA-1

8.           Federal Aviation Requirements and  Certificates and Export License....     8-1

9.           Representatives, Inspection, Flights and Test Data....................     9-1

10.          Assignment, Resale or Lease...........................................    10-1

11.          Termination for Certain Events........................................    11-1

12.          Product Assurance; Disclaimer and Release; Exclusion of
             Liabilities; Customer Support; Indemnification
             and Insurance.........................................................    12-1

13.          Buyer Furnished Equipment and Spare Parts......................      13-1

14.          Contractual Notices and Requests...............................      14-1

15.          Miscellaneous..................................................      15-1

P.A. No. 1810                          i                                   SA-30
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                         SA
                                                                       Number
                                                                       ------
TABLE

1.          Aircraft Information Table                                  SA-30

2.          Option Aircraft Information Table                           SA-29

EXHIBITS

A           Aircraft Configuration                                      SA-13

B           Product Assurance Document                                  SA-1

C           Customer Support Document

D           Price Adjustments Due to
            Economic Fluctuations - Aircraft                            SA-13

E           Buyer Furnished Equipment
            Provisions Document

F           Defined Terms Document

LETTER AGREEMENTS

1810-1      Waiver of Aircraft Demonstration Flight

P.A. No. 1810                          ii                                 SA-30
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                               SA
RESTRICTED LETTER AGREEMENTS                                                 Number
----------------------------                                                 ------
6-1162-RLL-932R2        Promotional Support                                   SA-13

6-1162-RLL-933R19       Option Aircraft                                       SA-28

6-1162-RLL-934R3        Disclosure of Confidential                            SA-14
                        Information

6-1162-RLL-935R1        Performance Guarantees                                SA-1

6-1162-RLL-936R4        Certain Contractual Matters                           SA-4

6-1162-RLL-937          Alternate Advance Payment Schedule

6-1162-RLL-938          ***

6-1162-RLL-939R1        Certification Flight Test Aircraft                    SA-1

6-1162-RLL-940R1        Training Matters                                      SA-1

6-1162-RLL-941R2        Other Matters                                         SA-13

6-1162-RLL-942          Open Configuration Matters

6-1162-RLL-943R1        Substitution Rights                                   SA-6

6-1162-RLL-944          Airframe Maintenance Material Cost
                        Protection Program

6-1162-RLL-945          Comparison of 737-7H4 and 737-3H4
                        Block Fuel Burn

6-1162-RLL-1855R3       Additional Contractual Matters                        SA-4

6-1162-RLL-1856         ***                                                   SA-1

6-1162-RLL-1857         Service Ready Validation Program                      SA-1
                        Field Test

6-1162-RLL-1858R1       Escalation Matters                                    SA-4

P.A. No. 1810                          iii                                 SA-30
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                               SA
RESTRICTED LETTER AGREEMENTS                                                 Number
----------------------------                                                 ------
6-1162-RLL-2036         Amortization of Costs for
                        Customer Unique Changes                               SA-1

6-1162-RLL-2037         Reconciliation of the Aircraft                        SA-1
                        Basic Price

6-1162-RLL-2073         Maintenance Training Matters                          SA-1

6-1162-KJJ-054          Business Matters                                      SA-13

6-1162-KJJ-055R1        Structural Matters                                    SA-25

6-1162-KJJ-056          Noise and Emission Matters                            SA-13

6-1162-KJJ-057          Product Development Matters                           SA-13

6-1162-KJJ-058          Additional Substitution Rights                        SA-13

6-1162-KJJ-150          Flight Control Computer & Mode                        SA-14
                        Control Panel Spares Matter

6-1162-MSA-185R3        Delivery Change Contractual                           SA-21
                        Matters

6-1162-JMG-669          Special Matters                                       SA-29

6-1162-JMG-747          ***                                                   SA-30

P.A. No. 1810                          iv                                  SA-30
K/SWA

                                   Table 1 to
                           Purchase Agreement No. 1810
                           Aircraft information Table

                                 BASE AIRCRAFT         SPECIAL         AIRCRAFT BASIC       BASE YEAR
                                     PRICE            FEATURES             PRICE             DOLLARS
BLOCK A, B, C, D & E AIRCRAFT         ***                ***                ***             July 1992
BLOCK F & G AIRCRAFT                  ***                ***                ***             July 1992
BLOCK H AIRCRAFT                      ***                ***                ***             July 1992
BLOCK I AIRCRAFT                      ***                ***                ***             July 1992
BLOCK J AIRCRAFT                      ***                ***                ***             July 1992
BLOCK K AIRCRAFT                      ***                ***                ***             July 1992
BLOCK L AIRCRAFT                      ***                ***                ***             July 1992
BLOCK T AIRCRAFT                      ***                ***                ***             July 1999

                                                ESCALATION ESTIMATE
DELIVERY      NUMBER OF         AIRCRAFT          ADV PAYMENT BASE
  DATE         AIRCRAFT           BLOCK             PRICE PER A/P
--------      ---------         --------        -------------------
Dec-2000          2                 E                    ***
Jan-2001          1                 E                    ***
Feb-2001          1                 E                    ***
Mar-2001          2                 E                    ***
Jun-2001          3                 E                    ***
Sep-2001          3                 E                    ***
Oct-1998          1                 F                    ***
Nov-1998          2                 F                    ***
Dec-1998          2                 F                    ***
Mar-1999          2                 G                    ***
Jun-1999          2                 H                    ***
Jul-1999          1                 H                    ***
Aug-1999          1                 H                    ***
Sep-1999          2                 H                    ***
Oct-1999          1                 H                    ***
Mar-2000          1                 H                    ***
Apr-2000          2                 H                    ***
Sep-2000          1                 H                    ***
Oct-2000          2                 H                    ***
Mar-2001          2                 H                    ***
Apr-2001          1                 H                    ***
Oct-2001          3                 H                    ***
Nov-2001          2                 I                    ***
Dec-2001          1                 I                    ***
Jan-2002          1                 I                    ***
Mar-2002          4                 I                    ***
Apr-2002          2                 I                    ***

Dec-2002          2                 I                    ***
May-2003          1                 I                    ***
Jun-2003          2                 I                    ***
Jul-2003          1                 I                    ***
Aug-2003          1                 I                    ***
Sep-2003          3                 I                    ***
Nov-2002          1                 J                    ***
Dec-2002          1                 J                    ***
Nov-2003          2                 J                    ***
Dec-2003          2                 J                    ***
Mar-2004          1                 J                    ***
Mar-2004          1                 K                    ***
Apr-2004          3                 K                    ***
May-2004          1                 K                    ***
Jun-2004          2                 K                    ***
Jul-2004          2                 K                    ***
Sep-2004          1                 K                    ***
Oct-2004          4                 K                    ***
Oct-1999          1                 L                    ***
Nov-1999          2                 L                    ***
Dec-1999          1                 L                    ***
Jun-2000          3                 L                    ***
Jul-2000          3                 L                    ***
Sep-2000          1                 L                    ***
Oct-2000          1                 L                    ***
Nov-2000          4                 L                    ***
Dec-2000          1                 L                    ***
Jan-2001          1                 L                    ***
Feb-2001          1                 L                    ***
Jul-2001          1                 L                    ***
Sep-2001          1                 L                    ***
Oct-2001          1                 L                    ***
Mar-2003          2                 L                    ***
Jul-2003          1                 L                    ***
Aug-2003          2                 L                    ***
Nov-2001          1                 T                    ***
Feb-2002          1                 T                    ***
Jan-2004          2                 T                    ***
Feb-2004          1                 T                    ***
Apr-2004          3                 T                    ***
May-2004          1                 T                    ***
Jun-2004          6                 T                    ***
Jul-2004          2                 T                    ***
Aug-2004          6                 T                    ***
Sep-2004          3                 T                    ***
Oct-2004          1                 T                    ***
Nov-2004          3                 T                    ***
Dec-2004          3                 T                    ***

Jan-2005          5                 T                    ***
Feb-2005          2                 T                    ***
Mar-2005          1                 T                    ***
Apr-2005          2                 T                    ***
May-2005          1                 T                    ***
Jun-2005          3                 T                    ***
Jul-2005          2                 T                    ***
Aug-2005          1                 T                    ***
Sep-2005          2                 T                    ***
Oct-2005          1                 T                    ***
Nov-2005          1                 T                    ***
Dec-2005          1                 T                    ***
Feb-2006          4                 T                    ***
May-2006          3                 T                    ***
Jun-2006          4                 T                    ***
Jul-2006          1                 T                    ***
Aug-2006          3                 T                    ***
Sep-2006          3                 T                    ***
Nov-2006          2                 T                    ***
Dec-2006          2                 T                    ***
Jan-2007          2                 T                    ***
Feb-2007          3                 T                    ***
Mar-2007          2                 T                    ***
Apr-2007          2                 T                    ***
May-2007          2                 T                    ***
Jun-2007          2                 T                    ***
Jul-2007          2                 T                    ***
Aug-2007          2                 T                    ***
Sep-2007          2                 T                    ***
Oct-2007          2                 T                    ***
Nov-2007          2                 T                    ***
Dec-2007          2                 T                    ***
Jan-2008          1                 T                    ***
Feb-2008          1                 T                    ***
Mar-2008          1                 T                    ***
Apr-2008          1                 T                    ***
May-2008          1                 T                    ***
Jun-2008          1                 T                    ***

6-1162-JMG-747

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas 75235

Subject:     ***

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to the sale by Boeing and the purchase by Buyer of four (4) additional Model 737-7H4 Block "T" Aircraft to be delivered in August 2004***.

All terms used and not defined herein will have the same meaning as in the Agreement.

1.       ***.

***.

Southwest Airlines Co.
6-1162-JMG-747
Page 2

2.       Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.

Very truly yours,

THE BOEING COMPANY

By /s/ John A. McGarvey

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

date:October 6, 2003

Southwest Airlines Co.

By: /s/ Deborah Ackerman

Its VP-General Counsel

                          Supplemental Agreement No. 31

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of October 29, 2003, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to exercise one (1) February 2005 Block U Option Aircraft (as Block T Aircraft) and;

         WHEREAS, Buyer and Boeing agreed to update Table 2 to reflect the exercise of the following four (4) option aircraft as a part of Supplemental Agreement No. 30 to the Agreement and;

                  One (1) January 2006 Aircraft
                  One (1) August 2006 Aircraft
                  One (1) November 2006 Aircraft
                  One (1) December 2006 Aircraft

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

***PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

P.A. No. 1810                   SA-31-1
K/SWA

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

     NOTE - Buyer now has thirty (30) `banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, and 31 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred sixty-six (266) Model 737-7H4 Aircraft, fifty-seven (57) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

5. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in October 2003 are:

       ***   for the February 2005 aircraft

Buyer will pay the $*** directly to Boeing upon execution of this agreement.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                          SOUTHWEST AIRLINES CO.

By: /s/ Nobuko Wiles                By: /s/ Laura Wright
   -------------------------           ------------------

Its: Attorney-In-Fact               Its: VP-Finance & Treasurer

P.A. No. 1810                   SA-31-2
K/SWA

                                TABLE OF CONTENTS

                                                                                   Page          SA
ARTICLES                                                                          Number       Number
--------                                                                          ------       ------
1.            Subject Matter of Sale.........................................       1-1         SA-13

2.            Delivery, Title and Risk of Loss...............................       2-1         SA-28

3.            Price of Aircraft..............................................       3-1         SA-28

4.            Taxes..........................................................       4-1

5.            Payment........................................................       5-1

6.            Excusable Delay................................................       6-1

7.            Changes to the Detail Specification............................       7-1          SA-1

8.            Federal Aviation Requirements and Certificates and Export
              License........................................................       8-1

9.            Representatives, Inspection,
              Flights and Test Data..........................................       9-1

10.           Assignment, Resale or Lease....................................      10-1

11.           Termination for Certain Events.................................      11-1

12.           Product Assurance; Disclaimer and Release; Exclusion of
              Liabilities; Customer Support; Indemnification
              and Insurance..................................................      12-1

13.           Buyer Furnished Equipment and Spare Parts......................      13-1

14.           Contractual Notices and Requests...............................      14-1

15.           Miscellaneous..................................................      15-1

P.A. No. 1810                           i                                  SA-31
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                              SA
                                                                            Number
                                                                            ------
TABLE

1.                    Aircraft Information Table                             SA-31

2.                    Option Aircraft Information Table                      SA-31

EXHIBITS

A                     Aircraft Configuration                                 SA-13

B                     Product Assurance Document                             SA-1

C                     Customer Support Document

D                     Price Adjustments Due to
                      Economic Fluctuations - Aircraft                       SA-13

E                     Buyer Furnished Equipment
                      Provisions Document

F                     Defined Terms Document

LETTER AGREEMENTS

1810-1                Waiver of Aircraft Demonstration Flight

P.A. No. 1810                          ii                                  SA-31
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                                       SA
RESTRICTED LETTER AGREEMENTS                                                         Number
----------------------------                                                         ------
6-1162-RLL-932R2       Promotional Support                                           SA-13

6-1162-RLL-933R19      Option Aircraft                                               SA-28

6-1162-RLL-934R3       Disclosure of Confidential                                    SA-14
                       Information

6-1162-RLL-935R1       Performance Guarantees                                        SA-1

6-1162-RLL-936R4       Certain Contractual Matters                                   SA-4

6-1162-RLL-937         Alternate Advance Payment Schedule

6-1162-RLL-938         ***

6-1162-RLL-939R1       Certification Flight Test Aircraft                            SA-1

6-1162-RLL-940R1       Training Matters                                              SA-1

6-1162-RLL-941R2       Other Matters                                                 SA-13

6-1162-RLL-942         Open Configuration Matters

6-1162-RLL-943R1       Substitution Rights                                           SA-6

6-1162-RLL-944         Airframe Maintenance Material Cost
                       Protection Program

6-1162-RLL-945         Comparison of 737-7H4 and 737-3H4
                       Block Fuel Burn

6-1162-RLL-1855R3      Additional Contractual Matters                                SA-4

6-1162-RLL-1856        ***                                                           SA-1

6-1162-RLL-1857        Service Ready Validation Program                              SA-1
                       Field Test

6-1162-RLL-1858R1      Escalation Matters                                            SA-4

P.A. No. 1810                          iii                                 SA-31
K/SWA

                             TABLE OF CONTENTS CON'T

                                                                                       SA
RESTRICTED LETTER AGREEMENTS                                                         Number
----------------------------                                                         ------
6-1162-RLL-2036        Amortization of Costs for
                       Customer Unique Changes                                       SA-1

6-1162-RLL-2037        Reconciliation of the Aircraft                                SA-1
                       Basic Price

6-1162-RLL-2073        Maintenance Training Matters                                  SA-1

6-1162-KJJ-054         Business Matters                                              SA-13

6-1162-KJJ-055R1       Structural Matters                                            SA-25

6-1162-KJJ-056         Noise and Emission Matters                                    SA-13

6-1162-KJJ-057         Product Development Matters                                   SA-13

6-1162-KJJ-058         Additional Substitution Rights                                SA-13

6-1162-KJJ-150         Flight Control Computer & Mode
                       Control Panel Spares Matter                                   SA-14

6-1162-MSA-185R3       Delivery Change Contractual
                       Matters                                                       SA-21

6-1162-JMG-669         Special Matters                                               SA-29

6-1162-JMG-747         ***                                                           SA-30

P.A. No. 1810                          iv                                  SA-31
K/SWA

                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 1810
                           AIRCRAFT INFORMATION TABLE

                                  BASE AIRCRAFT                            AIRCRAFT BASIC      BASE YEAR
                                      PRICE           SPECIAL FEATURES          PRICE           DOLLARS
BLOCK A, B, C, D & E AIRCRAFT          ***                   ***                 ***           July 1992
BLOCK F & G AIRCRAFT                   ***                   ***                 ***           July 1992
BLOCK H AIRCRAFT                       ***                   ***                 ***           July 1992
BLOCK I AIRCRAFT                       ***                   ***                 ***           July 1992
BLOCK J AIRCRAFT                       ***                   ***                 ***           July 1992
BLOCK K AIRCRAFT                       ***                   ***                 ***           July 1992
BLOCK L AIRCRAFT                       ***                   ***                 ***           July 1992
BLOCK T AIRCRAFT                       ***                   ***                 ***           July 1999

                                                       ESCALATION ESTIMATE
DELIVERY       NUMBER OF           AIRCRAFT              ADV PAYMENT BASE
  DATE          AIRCRAFT            BLOCK                  PRICE PER A/P
--------       ---------           --------            -------------------
Dec-2000           2                  E                       ***
Jan-2001           1                  E                       ***
Feb-2001           1                  E                       ***
Mar-2001           2                  E                       ***
Jun-2001           3                  E                       ***
Sep-2001           3                  E                       ***
Oct-1998           1                  F                       ***
Nov-1998           2                  F                       ***
Dec-1998           2                  F                       ***
Mar-1999           2                  G                       ***
Jun-1999           2                  H                       ***
Jul-1999           1                  H                       ***
Aug-1999           1                  H                       ***
Sep-1999           2                  H                       ***
Oct-1999           1                  H                       ***
Mar-2000           1                  H                       ***
Apr-2000           2                  H                       ***
Sep-2000           1                  H                       ***
Oct-2000           2                  H                       ***
Mar-2001           2                  H                       ***
Apr-2001           1                  H                       ***
Oct-2001           3                  H                       ***
Nov-2001           2                  I                       ***
Dec-2001           1                  I                       ***
Jan-2002           1                  I                       ***
Mar-2002           4                  I                       ***

Apr-2002           2                  I                       ***
Dec-2002           2                  I                       ***
May-2003           1                  I                       ***
Jun-2003           2                  I                       ***
Jul-2003           1                  I                       ***
Aug-2003           1                  I                       ***
Sep-2003           3                  I                       ***
Nov-2002           1                  J                       ***
Dec-2002           1                  J                       ***
Nov-2003           2                  J                       ***
Dec-2003           2                  J                       ***
Mar-2004           1                  J                       ***
Mar-2004           1                  K                       ***
Apr-2004           3                  K                       ***
May-2004           1                  K                       ***
Jun-2004           2                  K                       ***
Jul-2004           2                  K                       ***
Sep-2004           1                  K                       ***
Oct-2004           4                  K                       ***
Oct-1999           1                  L                       ***
Nov-1999           2                  L                       ***
Dec-1999           1                  L                       ***
Jun-2000           3                  L                       ***
Jul-2000           3                  L                       ***
Sep-2000           1                  L                       ***
Oct-2000           1                  L                       ***
Nov-2000           4                  L                       ***
Dec-2000           1                  L                       ***
Jan-2001           1                  L                       ***
Feb-2001           1                  L                       ***
Jul-2001           1                  L                       ***
Sep-2001           1                  L                       ***
Oct-2001           1                  L                       ***
Mar-2003           2                  L                       ***
Jul-2003           1                  L                       ***
Aug-2003           2                  L                       ***
Nov-2001           1                  T                       ***
Feb-2002           1                  T                       ***
Jan-2004           2                  T                       ***
Feb-2004           1                  T                       ***
Apr-2004           3                  T                       ***
May-2004           1                  T                       ***
Jun-2004           6                  T                       ***
Jul-2004           2                  T                       ***
Aug-2004           6                  T                       ***
Sep-2004           3                  T                       ***
Oct-2004           1                  T                       ***
Nov-2004           3                  T                       ***

Dec-2004           3                  T                       ***
Jan-2005           5                  T                       ***
Feb-2005           3                  T                       ***
Mar-2005           1                  T                       ***
Apr-2005           2                  T                       ***
May-2005           1                  T                       ***
Jun-2005           3                  T                       ***
Jul-2005           2                  T                       ***
Aug-2005           1                  T                       ***
Sep-2005           2                  T                       ***
Oct-2005           1                  T                       ***
Nov-2005           1                  T                       ***
Dec-2005           1                  T                       ***
Feb-2006           4                  T                       ***
May-2006           3                  T                       ***
Jun-2006           4                  T                       ***
Jul-2006           1                  T                       ***
Aug-2006           3                  T                       ***
Sep-2006           3                  T                       ***
Nov-2006           2                  T                       ***
Dec-2006           2                  T                       ***
Jan-2007           2                  T                       ***
Feb-2007           3                  T                       ***
Mar-2007           2                  T                       ***
Apr-2007           2                  T                       ***
May-2007           2                  T                       ***
Jun-2007           2                  T                       ***
Jul-2007           2                  T                       ***
Aug-2007           2                  T                       ***
Sep-2007           2                  T                       ***
Oct-2007           2                  T                       ***
Nov-2007           2                  T                       ***
Dec-2007           2                  T                       ***
Jan-2008           1                  T                       ***
Feb-2008           1                  T                       ***
Mar-2008           1                  T                       ***
Apr-2008           1                  T                       ***
May-2008           1                  T                       ***
Jun-2008           1                  T                       ***

                     TABLE 2 TO PURCHASE AGREEMENT NO. 1810
                    (LETTER AGREEMENT NO. 6-1162-RLL-933R19)
                        OPTION AIRCRAFT INFORMATION TABLE

PRICE DESCTIPTION OF OPTION AIRCRAFT:

                              BASE AIRCRAFT           SPECIAL           AIRCRAFT BASIC      BASE YEAR
                                  PRICE               FEATURES              PRICE            DOLLARS
BLOCK U OPTION                     ***                  ***                  ***            July 1999
AIRCRAFT

DELIVERY OF ROLLOVER OPTION AIRCRAFT:

                 NUMBER OF
 YEAR OF          OPTION
DELIVERY         AIRCRAFT           OPTION AIRCRAFT BLOCK
---------------------------------------------------------
2007            Twenty (20)                   Q
2008            Twenty (20)                   R
2009              Six (6)                     S
2009-           One Hundred                   V
2012            Seventy-One
                   (171)

REMAINING OPTION AIRCRAFT:     57

                                                    ADV PAYMENT
AIRCRAFT       NUMBER OF           OPTION              BASE
DELIVERY         OPTION           AIRCRAFT           PRICE PER
MO. & YR.       AIRCRAFT           BLOCK          OPTION AIRCRAFT      OPTION EXERCISE
---------      ---------          --------        ---------------     -----------------
Mar-2005           3                 U                  ***           November 1, 2003
Apr-2005           2                 U                  ***           December 1, 2003
May-2005           1                 U                  ***            January 1, 2004
Jun-2005           1                 U                  ***           February 1, 2004
Aug-2005           1                 U                  ***             April 1, 2004
Sep-2005           1                 U                  ***              May 1, 2004
Oct-2005           1                 U                  ***             June 1, 2004
Nov-2005           1                 U                  ***             July 1, 2004
Jan-2006           1                 U                  ***           September 1, 2004
Mar-2006           3                 U                  ***           November 1, 2004
Apr-2006           2                 U                  ***           December 1, 2004
May-2006           2                 U                  ***            January 1, 2005
Jun-2006           1                 U                  ***           February 1, 2005
Jul-2006           2                 U                  ***             March 1, 2005
Oct-2006           1                 U                  ***             June 1, 2005
Apr-2007           1                 U                  ***           December 1, 2005
May-2007           1                 U                  ***            January 1, 2006
Jun-2007           1                 U                  ***           February 1, 2006
Jul-2007           1                 U                  ***             March 1, 2006
Aug-2007           1                 U                  ***             April 1, 2006

Sep-2007           1                 U                  ***              May 1, 2006
Oct-2007           1                 U                  ***             June 1, 2006
Nov-2007           1                 U                  ***             July 1, 2006
Dec-2007           1                 U                  ***            August 1, 2006
Jan-2008           2                 U                  ***           September 1, 2006
Feb-2008           3                 U                  ***            October 1, 2006
Mar-2008           2                 U                  ***           November 1, 2006
Apr-2008           2                 U                  ***           December 1, 2006
May-2008           2                 U                  ***            January 1, 2007
Jun-2008           2                 U                  ***           February 1, 2007
Jul-2008           2                 U                  ***             March 1, 2007
Aug-2008           2                 U                  ***             April 1, 2007
Sep-2008           2                 U                  ***              May 1, 2007
Oct-2008           2                 U                  ***             June 1, 2007
Nov-2008           2                 U                  ***             July 1, 2007
Dec-2008           2                 U                  ***            August 1, 2007

                          Supplemental Agreement No. 32

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of November 17, 2003, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to exercise three (3) March 2005 Block U Option Aircraft (as Block T Aircraft) and;

         WHEREAS, Buyer and Boeing have agreed to reschedule the deliveries of the November 2003 Aircraft to December 2003, and the December 2003 Aircraft to November 2003;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

***PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

P.A. No. 1810                      SA-32-1
K/SWA

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

         NOTE - Buyer now has thirty (33) `banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31 and 32 that may be converted to
         Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-CHL-217 entitled "Rescheduled Flight Test Aircraft" is attached hereto and is incorporated into the Agreement by this reference.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred sixty-nine (269) Model 737-7H4 Aircraft, fifty-four (54) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in November 2003 are:

         $*** for the March 2005 aircraft (quantity of three)

Buyer will pay the $*** directly to Boeing on or before Monday, November 17, 2003.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                              SOUTHWEST AIRLINES CO.

By: /s/ Charles Leach                           By: /s/ Laura Wright
    ------------------------                       ------------------

Its:    Attorney-In-Fact                        Its: VP-Finance & Treasurer

P.A. No. 1810                      SA-32-2
K/SWA

                                TABLE OF CONTENTS

                                                                           Page      SA
ARTICLES                                                                  Number   Number
--------                                                                  ------   ------
1.         Subject Matter of Sale.....................................      1-1    SA-13

2.         Delivery, Title and Risk of Loss...........................      2-1    SA-28

3.         Price of Aircraft..........................................      3-1    SA-28

4.         Taxes......................................................      4-1

5.         Payment....................................................      5-1

6.         Excusable Delay............................................      6-1

7.         Changes to the Detail Specification........................      7-1     SA-1

8.         Federal Aviation Requirements and Certificates and Export
           License....................................................      8-1

9.         Representatives, Inspection, Flights and Test Data.........      9-1

10.        Assignment, Resale or Lease................................     10-1

11.        Termination for Certain Events.............................     11-1

12.        Product Assurance; Disclaimer and Release; Exclusion of
           Liabilities; Customer Support; Indemnification and
           Insurance..................................................     12-1

13.        Buyer Furnished Equipment and Spare Parts..................     13-1

14.        Contractual Notices and Requests...........................     14-1

15.        Miscellaneous..............................................     15-1

P.A. No. 1810                         i                                 SA-32
K/SWA

                             TABLE OF CONTENTS CON'T

                                                  SA
                                                Number
                                                ------
TABLE

1.         Aircraft Information Table            SA-32

2.         Option Aircraft Information Table     SA-32

EXHIBITS

A          Aircraft Configuration                SA-13

B          Product Assurance Document            SA-1

C          Customer Support Document

D          Price Adjustments Due to
           Economic Fluctuations - Aircraft      SA-13

E          Buyer Furnished Equipment
           Provisions Document

F          Defined Terms Document

LETTER AGREEMENTS

1810-1                Waiver of Aircraft Demonstration Flight

P.A. No. 1810                         ii                                   SA-32
K/SWA

                             TABLE OF CONTENTS CON'T

                                                          SA
RESTRICTED LETTER AGREEMENTS                            Number
----------------------------                            ------
6-1162-RLL-932R2   Promotional Support                    SA-13

6-1162-RLL-933R19  Option Aircraft                        SA-28

6-1162-RLL-934R3   Disclosure of Confidential             SA-14
                   Information

6-1162-RLL-935R1   Performance Guarantees                 SA-1

6-1162-RLL-936R4   Certain Contractual Matters            SA-4

6-1162-RLL-937     Alternate Advance Payment Schedule

6-1162-RLL-938     ***

6-1162-RLL-939R1   Certification Flight Test Aircraft     SA-1

6-1162-RLL-940R1   Training Matters                       SA-1

6-1162-RLL-941R2   Other Matters                          SA-13

6-1162-RLL-942     Open Configuration Matters

6-1162-RLL-943R1   Substitution Rights                    SA-6

6-1162-RLL-944     Airframe Maintenance Material Cost
                   Protection Program

6-1162-RLL-945     Comparison of 737-7H4 and 737-3H4
                   Block Fuel Burn

6-1162-RLL-1855R3  Additional Contractual Matters         SA-4

6-1162-RLL-1856    ***                                    SA-1

6-1162-RLL-1857    Service Ready Validation Program       SA-1
                   Field Test

6-1162-RLL-1858R1  Escalation Matters                     SA-4

P.A. No. 1810                         iii                                  SA-32
K/SWA

                             TABLE OF CONTENTS CON'T

                                                          SA
RESTRICTED LETTER AGREEMENTS                            Number
----------------------------                            ------
6-1162-RLL-2036    Amortization of Costs for
                   Customer Unique Changes               SA-1

6-1162-RLL-2037    Reconciliation of the Aircraft        SA-1
                   Basic Price

6-1162-RLL-2073    Maintenance Training Matters          SA-1

6-1162-KJJ-054     Business Matters                      SA-13

6-1162-KJJ-055R1   Structural Matters                    SA-25

6-1162-KJJ-056     Noise and Emission Matters            SA-13

6-1162-KJJ-057     Product Development Matters           SA-13

6-1162-KJJ-058     Additional Substitution Rights        SA-13

6-1162-KJJ-150     Flight Control Computer & Mode        SA-14
                   Control Panel Spares Matter

6-1162-MSA-185R3   Delivery Change Contractual           SA-21
                   Matters

6-1162-JMG-669     Special Matters                       SA-29

6-1162-JMG-747     ***                                   SA-30

6-1162-CHL-217     Rescheduled Flight Test Aircraft      SA-32

P.A. No. 1810                           iv                                 SA-32
K/SWA

                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 1810
                           AIRCRAFT INFORMATION TABLE

                                  BASE AIRCRAFT                          AIRCRAFT BASIC     BASE YEAR
                                      PRICE         SPECIAL FEATURES         PRICE           DOLLARS
BLOCK A, B, C, D & E AIRCRAFT               ***                  ***                ***     July 1992
BLOCK F & G AIRCRAFT                        ***                  ***                ***     July 1992
BLOCK H AIRCRAFT                            ***                  ***                ***     July 1992
BLOCK I AIRCRAFT                            ***                  ***                ***     July 1992
BLOCK J AIRCRAFT                            ***                  ***                ***     July 1992
BLOCK K AIRCRAFT                            ***                  ***                ***     July 1992
BLOCK L AIRCRAFT                            ***                  ***                ***     July 1992
BLOCK T AIRCRAFT                            ***                  ***                ***     July 1999

                                  ESCALATION
                                   ESTIMATE
                                 ADV PAYMENT
DELIVERY  NUMBER OF  AIRCRAFT        BASE
  DATE     AIRCRAFT    BLOCK    PRICE PER A/P
--------  ---------  --------   -------------
Dec-2000      2          E                ***
Jan-2001      1          E                ***
Feb-2001      1          E                ***
Mar-2001      2          E                ***
Jun-2001      3          E                ***
Sep-2001      3          E                ***
Oct-1998      1          F                ***
Nov-1998      2          F                ***
Dec-1998      2          F                ***
Mar-1999      2          G                ***
Jun-1999      2          H                ***
Jul-1999      1          H                ***
Aug-1999      1          H                ***
Sep-1999      2          H                ***
Oct-1999      1          H                ***
Mar-2000      1          H                ***
Apr-2000      2          H                ***
Sep-2000      1          H                ***
Oct-2000      2          H                ***
Mar-2001      2          H                ***
Apr-2001      1          H                ***
Oct-2001      3          H                ***
Nov-2001      2          I                ***
Dec-2001      1          I                ***

Jan-2002      1          I                ***
Mar-2002      4          I                ***
Apr-2002      2          I                ***
Dec-2002      2          I                ***
May-2003      1          I                ***
Jun-2003      2          I                ***
Jul-2003      1          I                ***
Aug-2003      1          I                ***
Sep-2003      3          I                ***
Nov-2002      1          J                ***
Dec-2002      1          J                ***
Nov-2003      2          J                ***
Dec-2003      2          J                ***
Mar-2004      1          J                ***
Mar-2004      1          K                ***
Apr-2004      3          K                ***
May-2004      1          K                ***
Jun-2004      2          K                ***
Jul-2004      2          K                ***
Sep-2004      1          K                ***
Oct-2004      4          K                ***
Oct-1999      1          L                ***
Nov-1999      2          L                ***
Dec-1999      1          L                ***
Jun-2000      3          L                ***
Jul-2000      3          L                ***
Sep-2000      1          L                ***
Oct-2000      1          L                ***
Nov-2000      4          L                ***
Dec-2000      1          L                ***
Jan-2001      1          L                ***
Feb-2001      1          L                ***
Jul-2001      1          L                ***
Sep-2001      1          L                ***
Oct-2001      1          L                ***
Mar-2003      2          L                ***
Jul-2003      1          L                ***
Aug-2003      2          L                ***
Nov-2001      1          T                ***
Feb-2002      1          T                ***
Jan-2004      2          T                ***
Feb-2004      1          T                ***
Apr-2004      3          T                ***
May-2004      1          T                ***
Jun-2004      6          T                ***
Jul-2004      2          T                ***
Aug-2004      6          T                ***
Sep-2004      3          T                ***

Oct-2004      1          T                ***
Nov-2004      3          T                ***
Dec-2004      3          T                ***
Jan-2005      5          T                ***
Feb-2005      3          T                ***
Mar-2005      4          T                ***
Apr-2005      2          T                ***
May-2005      1          T                ***
Jun-2005      3          T                ***
Jul-2005      2          T                ***
Aug-2005      1          T                ***
Sep-2005      2          T                ***
Oct-2005      1          T                ***
Nov-2005      1          T                ***
Dec-2005      1          T                ***
Feb-2006      4          T                ***
May-2006      3          T                ***
Jun-2006      4          T                ***
Jul-2006      1          T                ***
Aug-2006      3          T                ***
Sep-2006      3          T                ***
Nov-2006      2          T                ***
Dec-2006      2          T                ***
Jan-2007      2          T                ***
Feb-2007      3          T                ***
Mar-2007      2          T                ***
Apr-2007      2          T                ***
May-2007      2          T                ***
Jun-2007      2          T                ***
Jul-2007      2          T                ***
Aug-2007      2          T                ***
Sep-2007      2          T                ***
Oct-2007      2          T                ***
Nov-2007      2          T                ***
Dec-2007      2          T                ***
Jan-2008      1          T                ***
Feb-2008      1          T                ***
Mar-2008      1          T                ***
Apr-2008      1          T                ***
May-2008      1          T                ***
Jun-2008      1          T                ***

                     Table 2 to Purchase Agreement No. 1810
                    (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table

PRICE DESCTIPTION OF OPTION AIRCRAFT:

                         BASE AIRCRAFT   SPECIAL    AIRCRAFT BASIC  BASE YEAR
                             PRICE       FEATURES       PRICE        DOLLARS
BLOCK U OPTION
AIRCRAFT                      ***           ***          ***        July 1999

DELIVERY OF ROLLOVER OPTION AIRCRAFT:

 YEAR OF              NUMBER OF OPTION
DELIVERY                 AIRCRAFT        OPTION AIRCRAFT BLOCK
--------------------------------------------------------------
2007                    Twenty (20)               Q
2008                    Twenty (20)               R
2009                      Six (6)                 S
2009-2012            One Hundred                  V
                     Seventy-One
                          (171)

REMAINING OPTION AIRCRAFT:                      54

 AIRCRAFT   NUMBER OF    OPTION    ADV PAYMENT BASE
 DELIVERY     OPTION    AIRCRAFT      PRICE PER
MO. & YR.    AIRCRAFT    BLOCK     OPTION AIRCRAFT     OPTION EXERCISE
---------   ---------   --------   ----------------    ---------------
Apr-2005        2          U             ***          December 1, 2003
May-2005        1          U             ***           January 1, 2004
Jun-2005        1          U             ***          February 1, 2004
Aug-2005        1          U             ***            April 1, 2004
Sep-2005        1          U             ***             May 1, 2004
Oct-2005        1          U             ***            June 1, 2004
Nov-2005        1          U             ***            July 1, 2004
Jan-2006        1          U             ***          September 1, 2004
Mar-2006        3          U             ***          November 1, 2004
Apr-2006        2          U             ***          December 1, 2004
May-2006        2          U             ***           January 1, 2005
Jun-2006        1          U             ***          February 1, 2005
Jul-2006        2          U             ***            March 1, 2005
Oct-2006        1          U             ***            June 1, 2005
Apr-2007        1          U             ***          December 1, 2005
May-2007        1          U             ***           January 1, 2006
Jun-2007        1          U             ***          February 1, 2006
Jul-2007        1          U             ***            March 1, 2006
Aug-2007        1          U             ***            April 1, 2006

Sep-2007        1          U             ***             May 1, 2006
Oct-2007        1          U             ***            June 1, 2006
Nov-2007        1          U             ***            July 1, 2006
Dec-2007        1          U             ***           August 1, 2006
Jan-2008        2          U             ***          September 1, 2006
Feb-2008        3          U             ***           October 1, 2006
Mar-2008        2          U             ***          November 1, 2006
Apr-2008        2          U             ***          December 1, 2006
May-2008        2          U             ***           January 1, 2007
Jun-2008        2          U             ***          February 1, 2007
Jul-2008        2          U             ***            March 1, 2007
Aug-2008        2          U             ***            April 1, 2007
Sep-2008        2          U             ***             May 1, 2007
Oct-2008        2          U             ***            June 1, 2007
Nov-2008        2          U             ***            July 1, 2007
Dec-2008        2          U             ***           August 1, 2007

6-1162-CHL-217

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas 75235

Subject: Rescheduled Flight Test Aircraft

This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In recognition of the additional time required to complete flight testing and certification activities related to the Enhanced Digital Flight Control System and the Global Navigation Satellite Landing System on Buyer's Aircraft originally scheduled to deliver in November 2003, Buyer and Boeing hereby agree to reschedule the delivery of the November 2003 Aircraft (YA142, MSN 29841) to December 2003. Pursuant to Article 2 of the Agreement, Boeing hereby notifies Buyer that this Aircraft will be tendered for delivery on or about December 3, 2003.

Buyer and Boeing further agree to reschedule the December 2003 Aircraft (YA144, MSN 33720) to November 2003 and pursuant to Article 2 of the Agreement, Boeing hereby notifies Buyer that this Aircraft will be tendered for delivery on November 19, 2003.

The Advance Payment Base Price of the respective Aircraft will remain unchanged but the Economic Price Adjustment and final Aircraft Price will be calculated based on the rescheduled month of delivery in accordance with Exhibit D.

Southwest Airlines Co.
6-1162-CHL-217
Page 2

Very truly yours,

THE BOEING COMPANY

By   /s/ Charles Leach
   --------------------------

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

date:  November 17 , 2003

SOUTHWEST AIRLINES CO.

By /s/ Deborah Ackerman
  -------------------------

Its VP-General Counsel

                          Supplemental Agreement No. 33

                                       to

                           Purchase Agreement No. 1810

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft

         THIS SUPPLEMENTAL AGREEMENT, entered into as of December 17, 2003, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to exercise two (2) April 2005 Block U Option Aircraft (as Block T Aircraft) and;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

***PURSUANT TO 17 CFR 240.24b-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

P.A. No. 1810                          SA-33-1
K/SWA

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.

         NOTE - Buyer now has thirty-five (35) `banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, and 33 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred seventy-one (271) Model 737-7H4 Aircraft, fifty-two (52) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement in December 2003 are:

         $*** for the April 2005 aircraft (quantity of two)

Buyer will pay the $*** directly to Boeing on or before Tuesday, December 23, 2003.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 SOUTHWEST AIRLINES CO.

By: /s/ Nobuko Wiles                By: /s/ Laura Wright
   -------------------------           -----------------

Its:    Attorney-In-Fact            Its: VP-Finance &
                                         Treasurer

P.A. No. 1810                          SA-33-2
K/SWA

                                TABLE OF CONTENTS

                                                                          Page        SA
ARTICLES                                                                 Number     Number
--------                                                                 ------     ------
  1.     Subject Matter of Sale....................................        1-1      SA-13

  2.     Delivery, Title and Risk of Loss..........................        2-1      SA-28

  3.     Price of Aircraft.........................................        3-1      SA-28

  4.     Taxes.....................................................        4-1

  5.     Payment...................................................        5-1

  6.     Excusable Delay...........................................       .6-1

  7.     Changes to the Detail Specification.......................        7-1       SA-1

  8.     Federal Aviation Requirements and Certificates and Export
         License...................................................        8-1

  9.     Representatives, Inspection, Flights and Test Data........        9-1

  10.    Assignment, Resale or Lease...............................       10-1

  11.    Termination for Certain Events............................       11-1

  12.    Product Assurance; Disclaimer and Release; Exclusion of
         Liabilities; Customer Support; Indemnification and
         Insurance.................................................       12-1

  13.    Buyer Furnished Equipment and Spare Parts.................       13-1

  14.    Contractual Notices and Requests..........................       14-1

  15.    Miscellaneous.............................................       15-1

P.A. No. 1810                          i                                   SA-33
   K/SWA

                             TABLE OF CONTENTS CON'T

                                        SA
                                      Number
                                      ------
TABLE

1. Aircraft Information Table          SA-33

2. Option Aircraft Information Table   SA-33

EXHIBITS

A  Aircraft Configuration              SA-13

B  Product Assurance Document          SA-1

C  Customer Support Document

D  Price Adjustments Due to Economic
   Fluctuations - Aircraft             SA-13

E  Buyer Furnished Equipment
   Provisions Document

F  Defined Terms Document

LETTER AGREEMENTS

1810-1                            Waiver of Aircraft Demonstration Flight

P.A. No. 1810                          ii                                  SA-33
K/SWA

                             TABLE OF CONTENTS CON'T

                                                          SA
                                                        Number
                                                        ------
RESTRICTED LETTER AGREEMENTS
----------------------------
6-1162-RLL-932R2   Promotional Support                  SA-13

6-1162-RLL-933R19  Option Aircraft                      SA-28

6-1162-RLL-934R3   Disclosure of Confidential
                   Information                          SA-14

6-1162-RLL-935R1   Performance Guarantees               SA-1

6-1162-RLL-936R4   Certain Contractual Matters          SA-4

6-1162-RLL-937     Alternate Advance Payment Schedule

6-1162-RLL-938     ***

6-1162-RLL-939R1   Certification Flight Test Aircraft   SA-1

6-1162-RLL-940R1   Training Matters                     SA-1

6-1162-RLL-941R2   Other Matters                        SA-13

6-1162-RLL-942     Open Configuration Matters

6-1162-RLL-943R1   Substitution Rights                  SA-6

6-1162-RLL-944     Airframe Maintenance Material Cost
                   Protection Program

6-1162-RLL-945     Comparison of 737-7H4 and 737-3H4
                   Block Fuel Burn

6-1162-RLL-1855R3  Additional Contractual Matters       SA-4

6-1162-RLL-1856    ***                                  SA-1

6-1162-RLL-1857    Service Ready Validation Program
                   Field Test                           SA-1

6-1162-RLL-1858R1  Escalation Matters                   SA-4

P.A. No. 1810                          iii                                 SA-33
K/SWA

                             TABLE OF CONTENTS CON'T

                                                          SA
RESTRICTED LETTER AGREEMENTS                            Number
----------------------------                            ------
6-1162-RLL-2036    Amortization of Costs for            SA-1
                   Customer Unique Changes

6-1162-RLL-2037    Reconciliation of the Aircraft       SA-1
                   Basic Price

6-1162-RLL-2073    Maintenance Training Matters         SA-1

6-1162-KJJ-054     Business Matters                     SA-13

6-1162-KJJ-055R1   Structural Matters                   SA-25

6-1162-KJJ-056     Noise and Emission Matters           SA-13

6-1162-KJJ-057     Product Development Matters          SA-13

6-1162-KJJ-058     Additional Substitution Rights       SA-13

6-1162-KJJ-150     Flight Control Computer & Mode       SA-14
                   Control Panel Spares Matter

6-1162-MSA-185R3   Delivery Change Contractual          SA-21
                   Matters

6-1162-JMG-669     Special Matters                      SA-29

6-1162-JMG-747     ***                                  SA-30

6-1162-CHL-217     Rescheduled Flight Test Aircraft     SA-32

P.A. No. 1810                          iv                                  SA-33
K/SWA

                                   TABLE 1 TO
                           PURCHASE AGREEMENT NO. 1810
                           AIRCRAFT INFORMATION TABLE

                       BASE AIRCRAFT  SPECIAL FEATURES  AIRCRAFT BASIC     BASE YEAR
                          PRICE                              PRICE          DOLLARS
BLOCK A, B, C, D & E
AIRCRAFT                         ***               ***             ***     July 1992
BLOCK F & G AIRCRAFT             ***               ***             ***     July 1992
BLOCK H AIRCRAFT                 ***               ***             ***     July 1992
BLOCK I AIRCRAFT                 ***               ***             ***     July 1992
BLOCK J AIRCRAFT                 ***               ***             ***     July 1992
BLOCK K AIRCRAFT                 ***               ***             ***     July 1992
BLOCK L AIRCRAFT                 ***               ***             ***     July 1992
BLOCK T AIRCRAFT                 ***               ***             ***     July 1999

                               ESCALATION ESTIMATE
DELIVERY  NUMBER OF  AIRCRAFT   ADV PAYMENT BASE
  DATE    AIRCRAFT     BLOCK      PRICE PER A/P
--------  ---------  --------  -------------------
Dec-2000      2          E                     ***
Jan-2001      1          E                     ***
Feb-2001      1          E                     ***
Mar-2001      2          E                     ***
Jun-2001      3          E                     ***
Sep-2001      3          E                     ***
Oct-1998      1          F                     ***
Nov-1998      2          F                     ***
Dec-1998      2          F                     ***
Mar-1999      2          G                     ***
Jun-1999      2          H                     ***
Jul-1999      1          H                     ***
Aug-1999      1          H                     ***
Sep-1999      2          H                     ***
Oct-1999      1          H                     ***
Mar-2000      1          H                     ***
Apr-2000      2          H                     ***
Sep-2000      1          H                     ***
Oct-2000      2          H                     ***
Mar-2001      2          H                     ***
Apr-2001      1          H                     ***
Oct-2001      3          H                     ***
Nov-2001      2          I                     ***
Dec-2001      1          I                     ***

Jan-2002      1          I                     ***
Mar-2002      4          I                     ***
Apr-2002      2          I                     ***
Dec-2002      2          I                     ***
May-2003      1          I                     ***
Jun-2003      2          I                     ***
Jul-2003      1          I                     ***
Aug-2003      1          I                     ***
Sep-2003      3          I                     ***
Nov-2002      1          J                     ***
Dec-2002      1          J                     ***
Nov-2003      2          J                     ***
Dec-2003      2          J                     ***
Mar-2004      1          J                     ***
Mar-2004      1          K                     ***
Apr-2004      3          K                     ***
May-2004      1          K                     ***
Jun-2004      2          K                     ***
Jul-2004      2          K                     ***
Sep-2004      1          K                     ***
Oct-2004      4          K                     ***
Oct-1999      1          L                     ***
Nov-1999      2          L                     ***
Dec-1999      1          L                     ***
Jun-2000      3          L                     ***
Jul-2000      3          L                     ***
Sep-2000      1          L                     ***
Oct-2000      1          L                     ***
Nov-2000      4          L                     ***
Dec-2000      1          L                     ***
Jan-2001      1          L                     ***
Feb-2001      1          L                     ***
Jul-2001      1          L                     ***
Sep-2001      1          L                     ***
Oct-2001      1          L                     ***
Mar-2003      2          L                     ***
Jul-2003      1          L                     ***
Aug-2003      2          L                     ***
Nov-2001      1          T                     ***
Feb-2002      1          T                     ***
Jan-2004      2          T                     ***
Feb-2004      1          T                     ***
Apr-2004      3          T                     ***
May-2004      1          T                     ***
Jun-2004      6          T                     ***
Jul-2004      2          T                     ***
Aug-2004      6          T                     ***
Sep-2004      3          T                     ***

Oct-2004      1          T                     ***
Nov-2004      3          T                     ***
Dec-2004      3          T                     ***
Jan-2005      5          T                     ***
Feb-2005      3          T                     ***
Mar-2005      4          T                     ***
Apr-2005      4          T                     ***
May-2005      1          T                     ***
Jun-2005      3          T                     ***
Jul-2005      2          T                     ***
Aug-2005      1          T                     ***
Sep-2005      2          T                     ***
Oct-2005      1          T                     ***
Nov-2005      1          T                     ***
Dec-2005      1          T                     ***
Feb-2006      4          T                     ***
May-2006      3          T                     ***
Jun-2006      4          T                     ***
Jul-2006      1          T                     ***
Aug-2006      3          T                     ***
Sep-2006      3          T                     ***
Nov-2006      2          T                     ***
Dec-2006      2          T                     ***
Jan-2007      2          T                     ***
Feb-2007      3          T                     ***
Mar-2007      2          T                     ***
Apr-2007      2          T                     ***
May-2007      2          T                     ***
Jun-2007      2          T                     ***
Jul-2007      2          T                     ***
Aug-2007      2          T                     ***
Sep-2007      2          T                     ***
Oct-2007      2          T                     ***
Nov-2007      2          T                     ***
Dec-2007      2          T                     ***
Jan-2008      1          T                     ***
Feb-2008      1          T                     ***
Mar-2008      1          T                     ***
Apr-2008      1          T                     ***
May-2008      1          T                     ***
Jun-2008      1          T                     ***

                     Table 2 to Purchase Agreement No. 1810
                    (Letter Agreement No. 6-1162-RLL-933R19)
                        Option Aircraft Information Table

PRICE DESCTIPTION OF OPTION AIRCRAFT:

                         BASE AIRCRAFT   SPECIAL    AIRCRAFT BASIC  BASE YEAR
                             PRICE       FEATURES       PRICE        DOLLARS
BLOCK U OPTION
AIRCRAFT                      ***           ***          ***        July 1999

DELIVERY OF ROLLOVER OPTION AIRCRAFT:

 YEAR OF              NUMBER OF OPTION
DELIVERY                  AIRCRAFT       OPTION AIRCRAFT BLOCK
--------------------------------------------------------------
2007                    Twenty (20)               Q
2008                    Twenty (20)               R
2009                      Six (6)                 S
2009-                   One Hundred               V
2012                    Seventy-One
                          (171)

REMAINING OPTION AIRCRAFT:                      52

AIRCRAFT   NUMBER OF   OPTION   ADV PAYMENT BASE
DELIVERY    OPTION    AIRCRAFT     PRICE PER
MO. & YR.   AIRCRAFT    BLOCK   OPTION AIRCRAFT   OPTION EXERCISE
---------  ---------  --------  ----------------  ---------------
May-2005      1           U                  ***   January 1, 2004
Jun-2005      1           U                  ***   February 1, 2004
Aug-2005      1           U                  ***    April 1, 2004
Sep-2005      1           U                  ***     May 1, 2004
Oct-2005      1           U                  ***     June 1, 2004
Nov-2005      1           U                  ***     July 1, 2004
Jan-2006      1           U                  ***  September 1, 2004
Mar-2006      3           U                  ***   November 1, 2004
Apr-2006      2           U                  ***   December 1, 2004
May-2006      2           U                  ***   January 1, 2005
Jun-2006      1           U                  ***   February 1, 2005
Jul-2006      2           U                  ***    March 1, 2005
Oct-2006      1           U                  ***     June 1, 2005
Apr-2007      1           U                  ***   December 1, 2005
May-2007      1           U                  ***   January 1, 2006
Jun-2007      1           U                  ***   February 1, 2006
Jul-2007      1           U                  ***    March 1, 2006
Aug-2007      1           U                  ***    April 1, 2006

Sep-2007      1           U            ***           May 1, 2006
Oct-2007      1           U            ***           June 1, 2006
Nov-2007      1           U            ***           July 1, 2006
Dec-2007      1           U            ***          August 1, 2006
Jan-2008      2           U            ***        September 1, 2006
Feb-2008      3           U            ***         October 1, 2006
Mar-2008      2           U            ***         November 1, 2006
Apr-2008      2           U            ***         December 1, 2006
May-2008      2           U            ***         January 1, 2007
Jun-2008      2           U            ***         February 1, 2007
Jul-2008      2           U            ***          March 1, 2007
Aug-2008      2           U            ***          April 1, 2007
Sep-2008      2           U            ***           May 1, 2007
Oct-2008      2           U            ***           June 1, 2007
Nov-2008      2           U            ***           July 1, 2007
Dec-2008      2           U            ***          August 1, 2007